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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 1, 1998


                              ------------------

                         FIRSTAMERICA AUTOMOTIVE, INC.
            (Exact name of registrant as specified in its charter)



           DELAWARE                      2-297254-NY             88-0206732
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


           601 BRANNAN STREET
            SAN FRANCISCO, CA                                       94107
(Address of principal executive offices)                         (Zip Code)



      Registrant's telephone number, including area code:  (415) 284-0444

        (Former name, former address and former fiscal year, if changed since last report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

(a) On October 1, 1998 FirstAmerica Automotive, Inc. (the "Company") completed the acquisition of an authorized Toyota automobile dealership commonly known as Concord Toyota located in Concord, California. Pursuant to a Stock Purchase Agreement dated July 17, 1998 (the "Purchase Agreement") by and between the Company, the Graybehl Family Trust (the "Seller") and Vacation Motors, Inc., the operator of the dealership ("Vacation Motors"), the Company acquired all of the outstanding capital stock of Vacation Motors (the "Shares") from the Seller. The purchase price ("Purchase Price") of the Shares was $12.6 million, which was paid in cash.

     The Company funded $12.0 million of the Purchase Price from borrowings under an existing lending agreement with Trust Company of the West, a financial company, which is also a significant investor in the Company, and the balance of the Purchase Price ($0.6 million) was funded by the Company's working capital.

     The Seller's trustee is the father of Steven S. Hallock, an officer of the Company. The Company believes it purchased the Corporation under terms no less favorable to the Company than those arranged with other parties.

     In connection with the transaction, the Company issued options to purchase 100,000 shares of Class A Common Stock at an exercise price of $2.00 per share to Mr. Hallock, in accordance with the terms of his employment agreement with the Company.

(b) Vacation Motors is a corporation specializing in the sale of new and used automobiles and replacement parts and used its inventory, equipment and other assets in such capacity. The Company intends to use these assets in the same capacity.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a) Pursuant to Item 7(a)(4) of Form 8-K, the financial statements of Vacation Motors required pursuant to Rule 3-05 of Regulation S-X will be filed as soon as practicable, but no later than December 15, 1998.

(b) Pursuant to Item 7(a)(4) of Form 8-K, the pro forma financial information of Vacation Motors required pursuant to Article 11 of Regulation S-X will be filed as soon as practicable, but no later than December 15, 1998.

(c)  The following exhibits are attached hereto and filed herewith:

     2.1/(1)/ Stock Purchase Agreement dated as of July 17, 1998 by and between the Company, Vacation Motors and the Graybehl Family Trust.

     2.2 First Amendment to Stock Purchase Agreement dated as of October 1, 1998 by and between the Company, Vacation Motors and the Graybehl Family Trust.

     2.3 Second Amendment to Stock Purchase Agreement dated as of October 13, 1998 by and between the Company, Vacation Motors and the Graybehl Family Trust.

/(1)/ Exhibits to the Stock Purchase Agreement not filed herewith are identified in the Stock Purchase Agreement. The Company will furnish any omitted Exhibits to the Commission upon request.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 16, 1998             FIRSTAMERICA AUTOMOTIVE, INC.


                                    By:  /s/ Debra Smithart
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                                         Debra Smithart
                                         Chief Financial Officer